COLUMBIA FUNDS TRUST III
                           Columbia Mid Cap Value Fund
                              Columbia Liberty Fund






                             COLUMBIA FUNDS TRUST XI
                          Columbia Young Investor Fund
                           Columbia Growth Stock Fund
                         Columbia Asset Allocation Fund
                          Columbia Dividend Income Fund
                          Columbia Large Cap Core Fund
                       Columbia International Equity Fund
                         Columbia Large Cap Growth Fund
                         Columbia Disciplined Value Fund
                             Columbia Small Cap Fund
                       Columbia Small Company Equity Fund

                  The Funds listed above is referred to as the
                                    "Funds."

              SUPPLEMENT TO THE PROSPECTUSES DATED FEBRUARY 1, 2005

     Columbia Management Advisors, Inc. ("Columbia Management"), the Fund's advisor, and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Funds' shares, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where Columbia Management or CFD were knowingly involved in late trading of mutual fund shares.

     On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia Management and CFD, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia Management and CFD alleging that Columbia Management and CFD had violated certain New York anti-fraud statutes. If either Columbia Management or CFD is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia Management, CFD or any company that is an affiliated person of Columbia Management and CFD from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia Management and CFD that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia Management and CFD entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia Management and CFD agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia Management and CFD to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia Management's and CFD's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

     As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.


G-36/297U-0105                                                 February 1, 2005